Investor Presentation May 2019

Forward-Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to launch new products or services or to profitably expand into new markets; (2) changes in applicable laws or regulations; (3) the possibility that Verra Mobility may be adversely affected by other economic, business or competitive factors; and (4) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies.

Verra Mobility Who We Are SAFE. SMART. CONNECTED. Verra Mobility is a leader in global mobility, helping the world move more safely and easily Enabling smarter roadways by helping commercial fleets manage the complexity of tolls, violations and vehicle registrations Developing more connected systems by seamlessly connecting people, technology and data across the smart transportation ecosystem Building safer cities by installing leading technology that supports driver behavior change to help make the roads safer As Mobility Becomes More Complex, Connected and Automated, Verra Mobility Works Behind the Scenes to Help Make Transportation Safer and Easier

Verra Mobility at a Glance A Global Leader in Smart Transportation Solutions that Seamlessly Connect People, Technology and Data Across the Smart Mobility Ecosystem 4,500+ speed, red-light and school bus stop arm safety cameras installed Leading provider of tech-enabled smart transportation solutions for tolling and safety automations 200 million+ toll transactions processed  in 2018 $389M 2018 Adj. Pro Forma Revenue 8.5 million violations processed on behalf of photo enforcement clients annually $219M 2018 Adj. Pro Forma EBITDA(1) Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. (1)Includes $10M of run-rate synergies reflecting the impact of actions taken in 2018 in connection with our acquisitions that we expect to be realized in 2019

We Operate in Two Business Segments $241M 2018 Service Revenue(1) $143M 2018 Service Revenue(2) Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. FY18 adj. pro forma revenue FY18 revenue includes $17.2M in ancillary and other revenue Commercial Services Government Solutions What we do The Commercial Services segment generates revenue by providing fully outsourced tolling and violations management and title and registration services to our customers through integrated technologies that both reduce cost and add value Who we serve Rental Car Companies (RACs) Fleet Management Companies (FMCs) Large Fleet Customers What we do The Government Solutions segment generates revenue by managing the technology platform needed to capture and process images or videos of vehicles committing traffic violations, and providing related installation, maintenance and administrative services Who we serve Municipalities Counties School districts Other governmental entities

Commercial Services Providing Tolling, Violation Management and Title and Registration Services Toll Management Violations Title and Registration Rental fleet toll collection and management, reducing in-house administrative burdens while providing convenience to the driver – daily or flat fee Commercial fleet toll collection and management driving value for customers Manage toll, parking and photo enforcement violations for rental car and commercial fleets, reducing violation-related expenses and late fees European toll and violation collection and management for issuing authorities for administrative fees Rental car and commercial fleet title and registration for data management and services fee $241M 2018 Service Revenue(1) Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. FY18 adj. pro forma revenue

Government Solutions Increasing Road Safety by Changing Driver Behavior Red-Light Safety Cameras Speed Safety Cameras School Bus Stop Arm Safety Cameras Bus Lane Cameras Capture and process images and video of vehicles running red lights Capture and process images and video of vehicles exceeding speed limits Capture and process images and video of vehicles illegally passing school buses Capture and process images and video of vehicles violating bus lane restrictions $143M 2018 Service Revenue(1) Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. FY18 revenue includes $17.2M in ancillary and other revenue

Investment Highlights

Investment Highlights Market Leader with Highly Differentiated Platforms and a Comprehensive Product Portfolio Compelling and Durable Value Proposition Underpinned by Proprietary Technology Large and Growing Industry with Strong Tailwinds Contracted, Recurring Revenue Business Model with Attractive Unit Economics Attractive Financial Profile with Robust Margins and Strong Free Cash Flow Generation Multiple Levers for Sustained Growth Experienced Management Team with a Track Record of Success

Market Leader with Highly Differentiated Platforms and a Comprehensive Product Portfolio Commercial Services Government Solutions Violations Toll Management European Violations Collection Title and Registration Note: Toll Management services are provided in 24 states. Violations services are provided in 50 states. Title and Registration services are provided in 15 states. Red-Light safety services are provided in 16 states, the District of Columbia and 1 Canadian Province. Speed safety services are provided in 11 states and the District of Columbia. School bus stop arm services are provided in 5 states. Bus lane services are provided in 1 state. Commercial services are provided in 15 European countries. Red-Light Safety Cameras Speed Safety Cameras Uniquely scaled and differentiated platform designed to meet customers’ existing needs and allow for innovation to meet customers’ future smart mobility needs #1 in RAC and FMC toll transaction processing End-to-end, integrated solution #1 in red-light safety, speed safety and stop arm safety cameras Hawaii Alaska Puerto Rico Represents Coverage of Customers

Compelling and Durable Value Proposition Underpinned by Proprietary Technology Verra Mobility’s Proprietary Technology and Capabilities are Critical to the Smart Mobility Ecosystem Unique software platform, integrated with 50+ individual tolling authorities in the US and customer enterprise systems helps RACs and FMCs: Manage the increasingly complex and continuously evolving tolling requirements Alleviate the cost the customer would otherwise be responsible for from incurring fees and penalties Manage toll and violation incurrences between the applicable issuing authority and the customer's vehicle Commercial Services Government Solutions Large installed base of products including red-light, speed, school bus stop arm and bus lane safety cameras help municipalities, school districts and law enforcement: Achieve public safety initiatives Change driver behavior in areas identified as dangerous traffic zones resulting in reduced traffic congestion and collisions Focus on serious crime rather than routine traffic violations

Large and Growing Industry with Strong Tailwinds Speed Low Single Digit Growth Rate Red Light Flat to Down Growth Rate School Bus Crossing Double Digit Growth Rate ($ in billions) CAGR: 8.7% Toll Industry Revenue 2010 – 2015 Industry Growth Rates within Government Solutions(1) Management estimates that Company performance is indicative of overall industry growth rates Source: IBTTA, Federal Highway Administration, HNTB Corporation Survey, CDM Smith, Management estimates. Toll Revenue Could be $65 – $70B by 2030 Commercial Services Government Solutions Increase in cashless tolling as toll roads have gone either partially or completely cashless Increase in the number of toll roads due in part to infrastructure funding needs Widespread community need for safety and a national increase in speed-related crashes Vision Zero adoption across most major U.S. cities driving capital investment

Contracted, Recurring Revenue Business Model with Attractive Unit Economics Large installed base of 4,500+ cameras provides a recurring and highly visible revenue stream Multi-year, typically exclusive contracts(2) with blue-chip Commercial Services customers Strong RFP win rates in Government Solutions Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. Reflects FY18 Revenue Typically exclusive within the United States Strong Revenue Growth with a Highly Attractive Recurring Revenue Model Government Solutions customers typically covered under multi-year contracts and often with a series of auto-renewals Historically high retention rates for safety cameras Relatively short pay back periods for safety cameras ($ in millions) CAGR: 9% Adj. Pro Forma Revenue Recurring Revenue Model(1)

Attractive Financial Profile with Robust Margins and Strong Free Cash Flow Generation The Company has grown services revenue at near double digits the past few years Scalable technology platform provides operating efficiencies Pro forma margin profile improvement driven by growth in toll management Declining camera costs align with the trend in consumer electronics Minimal incremental capital expenditure spend as a result of the acquisitions drives increase in FCF conversion ($ in millions) CAGR: 22% ($ in millions) CAGR: 22% 87% Free Cash Flow Conversion 88% 85% 88% Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. Free Cash Flow defined as EBITDA less CapEx. Free Cash Flow Conversion calculated as FCF / EBITDA Adj. Pro Forma EBITDA and % Margin Pro Forma Free Cash Flow and Conversion(1) 41% % Margin 48% 53% 56%

Multiple Levers for Sustained Growth Further migration to cashless and all-electronic tolling Intensified public attention given to traffic safety issues for drivers, pedestrians, bicyclists and law enforcement Benefit from Strong Industry Tailwind 1 Grow consumer mobility platform with increased adoption and strategic partnerships Leverage existing capabilities to further penetrate ride and car sharing markets Collaborate with OEM’s(1) to connect directly to vehicles electronically, including autonomous vehicles Expand Mobility Platform with New Customer Segments 2 European Tolling & Violations total addressable market is estimated to be $300M Access to over 1M+ RAC and 6M+ European fleet vehicles with existing Verra Mobility customers Expand Globally 3 Increase competitive positioning and strengthen portfolio with highly strategic acquisitions Create value through successful integration and synergy realization Pursue Accretive Acquisitions 4 OEM’s: Original Equipment Manufacturers

Experienced Management Team with a Track Record of Success



David Roberts
President & Chief Executive Officer

- Has served as President & CEO since 2014
- 24+ years of management experience
- Previously served as President & CEO of BillingTree and as a MD at BAML



Tricia Chiodo
Chief Financial Officer

- Has served as CFO since 2015
- Previously served as Co-President & CFO of Origami Owl and as SVP & CFO of RSC Holdings



Vincent Brigidi
Executive Vice President, Commercial Services

- Has served as EVP, Commercial Services and other roles since 2014
- Previously served as EVP, Emerging Markets and SVP & General Manager of the Fleet Services Business Unit



Rebecca Collins
General Counsel

- Has served as General Counsel since 2016
- Previously served as General Counsel & Chief Compliance Officer of Contractor Management Services



Anat Gan Eden
Chief People Officer

- Has served as Chief People Officer since 2018
- Previously served as VP of Human Resources at TOMS Shoes and held various HR leadership roles at DIRECTV



Jason Rivera
Chief Technology Officer

- Has served as Chief Technology Officer since 2018
- Previously served as VP, Technology Development of Commercial Fleet Services



Mike McMillin
Vice President, Corporate Development and Strategy

- Joined as VP, Corporate Development and Strategy in April 2019
- Previously led the creation of a global M&A function at HERE Technologies



Garrett Miller
Executive Vice President, Government Solutions

- Joined in May 2019
- Previously served in various leadership and P&L management roles at SAP and GE

VERRA MOBILITY

15

Financial Overview

Historical Financial Performance Adj. Pro Forma Revenue Commercial Services full year 2018 pro forma adj. revenue of $241.4 million grew $33.4 million or 16% from $208.0 million for the full year 2017 Government Solutions full year 2018 revenue of $147.5 million grew $6.8 million of 4.8% from $140.7 million for the full year 2017 Adj. Pro Forma EBITDA Commercial Services full year 2018 pro forma adj. EBITDA of $153.2 million grew $25.4 million or 19.9% from $127.8 million for the full year 2017 Government Solutions full year 2018 adj. EBITDA of $56.1 million remained flat compared to full year 2017 of $55.9 million ($ in millions) CAGR: 9% ($ in millions) CAGR: 22% Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. 2018 Adj. Pro Forma EBITDA includes $10M of Run-rate synergies Adj. Pro Forma Revenue Adj. Pro Forma EBITDA(1)

Q1 2019 Financial Performance Update Grew total revenue by $10.5 million to $98.5 million in Q1 2019 from $88.0 million in Q1 2018 Adjusted EBITDA of $51.3 million, up from $45.6 million in the same quarter of 2018 Generated cash flow from operations of $37.4 million ($ in millions) ($ in millions) 12% YoY 12% YoY 64% 36% Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. Net Leverage calculated as net debt divided by Trailing Twelve Months Adj. Pro Forma EBITDA for each period Adj. Pro Forma Revenue Adj. Pro Forma EBITDA Net Leverage(1) Pro Forma Revenue by Segment

Appendix

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Verra Mobility (Pre-HTA, Pre-EPC) Adj. Revenue $215.4 $233.4 $232.4 HTA Adj. Revenue 70.5 88.3 103.7 EPC Reported Revenue 10.6 11.1 12.6 Verra Mobility Adj. Pro Forma Revenue $296.4 $332.8 $348.7 Verra Mobility Note: Fiscal year end December 31st. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Verra Mobility (Pre-HTA, Pre-EPC) Reported Services Revenue $193.3 $212.5 $228.2 Adjustments: Non-cash Amortization of Contract Incentive 1.8 1.8 0.3 Sunshine State Tag Agency, Inc. Pre-acquisition Results 9.9 0.8 0.0 Verra Mobility (Pre-HTA, Pre-EPC) Adjusted Services Revenue $205.1 $215.2 $228.5 Verra Mobility (Pre-HTA, Pre-EPC) Reported Product Revenue 10.3 18.2 3.9 Verra Mobility (Pre-HTA, Pre-EPC) Total Adjusted Revenue $215.4 $233.4 $232.4 HTA Reported Revenue $70.5 $88.3 $101.4 Adjustments: Non-cash Amortization of Contract Incentive 0.0 0.0 2.3 HTA Adjusted Revenue $70.5 $88.3 $103.7 EPC Reported Revenue $10.6 $11.1 $12.6 Total Adj. Pro Forma Revenue $296.4 $332.8 $348.7

Verra Mobility Adj. Pro Forma EBITDA Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA $62.7 $87.1 $97.9 HTA Adj. EBITDA 53.7 67.4 80.9 EPC Adj. EBITDA 3.8 4.0 5.0 Verra Mobility Adj. Pro Forma EBITDA $120.2 $158.5 $183.8 Verra Mobility Note: See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC

Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Net Income $11.4 $29.0 $19.5 Definitional Adjustments: Depreciation and amortization 37.2 33.8 45.7 Interest expense, net 2.1 2.7 21.7 Income taxes 3.8 18.7 (29.4) Total definitional adjustments $43.1 $55.2 $38.0 Reported EBITDA $54.6 $84.2 $57.5 Adjustments: Transaction and other related expenses 0.0 1.2 32.0 Transformation expenses 0.0 0.0 3.9 Sponsor Fees and expenses 0.0 0.0 4.2 Acquisition earn-out 4.3 0.0 0.0 Non-recurring Severance 2.1 0.0 0.0 Non-cash amortization of contract inducement 1.8 1.8 0.3 Total adjustments $8.2 $2.9 $40.4 Adjusted EBITDA $62.7 $87.1 $97.9 Verra Mobility (Pre-HTA, Pre-EPC)

HTA Adj. EBITDA Reconciliation 2015 – 2017 HTA Unaudited ($ in millions) 2015 2016 2017 Net Income $48.6 $60.7 $67.6 Definitional Adjustments: Depreciation and amortization 0.4 1.4 2.1 Interest expense, net (0.0) 0.0 0.1 Income taxes 0.3 0.3 0.4 Total definitional adjustments $0.7 $1.7 $2.6 Reported EBITDA $49.4 $62.4 $70.2 Adjustments: "Extraordinary" adjustments - primarily Seller expenses 0.0 0.0 2.5 Contract Incentive - Non-Cash Amortization 0.0 0.0 2.3 (Gain)/Loss on Sale of Equipment, net 0.0 0.3 0.0 Pro Forma CC Rebates 2.3 2.7 3.5 Capitalized internal labor 2.0 2.0 2.0 Other 0.0 0.0 0.4 Total adjustments 4.3 5.0 10.7 Adjusted EBITDA $53.7 $67.4 $80.9

EPC Adj. EBITDA Reconciliation 2015 – 2017 EPC Unaudited ($ in millions) 2015 2016 2017 Net Income $2.9 $2.3 $3.6 Definitional Adjustments: Depreciation and amortization 0.0 0.0 0.0 Interest expense, net (0.1) (0.0) (0.0) Income taxes 0.8 0.4 1.0 Total definitional adjustments $0.8 $0.4 $1.0 Reported EBITDA $3.7 $2.7 $4.6 Adjustments: Extraordinary expenses add back 0.0 1.3 0.3 Legal fees – appointment of new directors 0.0 0.0 0.0 Board of directors fees add back 0.1 0.0 0.0 Total adjustments 0.1 1.3 0.3 Adjusted EBITDA $3.8 $4.0 $5.0

Verra Mobility Adj. Pro Forma Quarterly Results

1Q18 – 1Q19

Pro Forma Verra Mobility

Unaudited ($ in millions)	Q1 2018 As Reported	Pro Forma HTA	Pro Forma EPC	Q1 2018 Pro Forma	Q2 2018 As Reported	Q3 2018 As Reported	Q4 2018 As Reported	Pro Forma 2018	Q1 2019 As Reported	TTM Q1 2019 As Reported
Service revenue	$69.0	$15.8	$3.0	$87.8	$97.0	$105.2	$93.8	$383.9	$98.1	$394.1
Product sales	0.2	-	-	0.2	1.2	2.4	1.3	5.1	0.4	5.2
Total revenue	$69.2	$15.8	$3.0	$88.0	$98.2	$107.6	$95.1	$388.9	$98.5	$399.4
Cost of service revenue	0.8	-	0.4	1.2	1.7	1.7	1.6	6.1	1.4	6.3
Cost of product sales	0.2	-	-	0.2	0.9	1.4	1.0	3.4	0.3	3.6
Operating expenses	23.7	4.4	0.8	28.9	28.8	27.8	28.6	114.1	29.3	114.5
Selling, general and administrative expenses	33.3	12.3	0.6	46.2	27.6	21.7	53.5	148.9	20.6	123.3
Depreciation, amortization, impairment, and (gain) loss on disposal of assets, net	18.5	0.4	0.0	19.0	27.5	28.8	28.5	103.8	28.9	113.8
Total costs and expenses	$76.5	$17.0	$1.8	$95.3	$86.4	$81.4	$113.2	$376.4	$80.5	$361.5
Income from operations	(7.3)	(1.2)	1.1	(7.3)	11.8	26.2	(18.1)	12.6	18.0	37.8
Interest expense	12.6	0.0	0.0	12.7	19.6	20.3	17.0	69.6	16.0	72.9
Loss on extinguishment of debt	10.2	-	-	10.2	-	-	16.3	26.5	-	16.3
Other (income) expense, net	(1.3)	-	(0.0)	(1.3)	(2.8)	(2.9)	(1.8)	(8.8)	(2.2)	(9.7)
Total other expense	$21.5	$0.0	($0.0)	$21.5	$16.8	$17.4	$31.6	$87.3	$13.8	$79.6
Income (loss) before income taxes	(28.8)	(1.2)	1.2	(28.9)	(5.0)	8.8	(49.7)	(74.7)	4.1	(41.7)
Income tax provision (benefit)	(6.6)	0.0	0.2	(6.4)	(0.2)	2.3	(11.7)	(16.0)	1.3	(8.3)
Net income	($22.2)	($1.2)	$0.9	($22.5)	($4.8)	$6.5	($38.0)	($58.7)	$2.8	($33.4)
Bridge to Adj. EBITDA										
Net Income	($22.2)	($1.2)	$0.9	($22.5)	($4.8)	$6.5	($38.0)	($58.7)	$2.8	($33.4)
Interest Expense	12.6	0.0	0.0	12.7	19.6	20.3	17.0	69.6	16.0	72.9
Income tax provision expense (benefit)	(6.6)	0.0	0.2	(6.4)	(0.2)	2.3	(11.7)	(16.0)	1.3	(8.3)
Depreciation and Amortization	18.6	0.4	0.0	19.0	27.5	28.8	28.5	103.8	28.9	113.7
EBITDA	**$2.4**	**($0.8)**	**$1.2**	**$2.8**	**$42.0**	**$57.9**	**($4.1)**	**$98.6**	**$49.1**	**$144.9**
Transaction and other related	18.1	11.5	-	29.6	5.8	1.7	30.9	67.9	-	38.3
Transformation expense	1.7	-	-	1.7	5.4	0.9	0.7	8.8	0.0	7.0
Loss on extinguishment of debt	10.2	-	-	10.2	-	-	16.3	26.5	-	16.3
Sponsor Fees and expenses	1.4	-	-	1.4	1.3	1.4	1.3	5.4	0.0	4.0
Non-cash amortization of contract inducement	-	-	-	-	-	-	-	--	-	-
Stock-based compensation	-	-	-	-	-	-	2.3	2.3	2.1	4.4
Adjusted EBITDA	**$33.8**	**$10.7**	**$1.2**	**$45.6**	**$54.6**	**$61.9**	**$47.3**	**$209.5**	**$51.3**	**$215.1**

VERRA MOBILITY
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Verra Mobility Adj. Pro Forma Quarterly Segment Results 1Q18 – 1Q19 Unaudited ($ in millions) For the Three Months Ended Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Segment Revenue Verra Mobility Commercial Services $32.4 $59.8 $72.0 $58.4 $222.6 $62.6 HTA 15.8 – – – 15.8 – EPC 3.0 – – – 3.0 – Other – – – – -- – Adjusted Pro Forma Revenue $51.2 $59.8 $72.0 $58.4 $241.4 $62.6 Segment EBITDA Verra Mobility Commercial Services $2.3 $36.7 $49.4 $33.2 $121.6 $38.0 HTA (0.8) – – – (0.8) – EPC 1.2 – – – 1.2 – Other 27.1 3.0 – 1.1 31.2 – Adjusted Pro Forma EBITDA $29.8 $39.7 $49.4 $34.2 $153.2 $38.0 Unaudited ($ in millions) For the Three Months Ended Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Segment Revenue Verra Mobility Government Solutions $36.8 $38.4 $35.6 $36.7 $147.5(1) $35.9 Segment EBITDA Verra Mobility Government Solutions $15.8 $14.7 $12.5 $13.1 $56.1 $13.2 Commercial Services Government Solutions (1)Includes $5.0M of Product sales

Thank You Verra Mobility http://ir.verramobility.com/